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                                  EXHIBIT 24(a)

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That each person whose name is signed hereto has made, constituted and appointed, and does hereby make, constitute and appoint, GERALD L. GHERLEIN, EARL R. FRANKLIN, MARK HENNESSEY, DAVID M. O'LOUGHLIN OR JANE W. GRISWOLD his or her true and lawful attorney, for him or her and in his or her name, place and stead to affix, as attorney-in-fact, his or her signature as director or officer or both, as the case may be, of Eaton Corporation, an Ohio corporation (the "Corporation"), to any and all registration statements and amendments filed with the Securities and Exchange Commission with respect to Common Shares of the Corporation, deferred compensation obligations and/or participation interests issuable or issued in connection with the following employee plans:

         Cutler-Hammer de Puerto Rico Retirement Savings Plan

         Eaton Corporation 401(k) Savings Plan and Trust

         Eaton Corporation Incentive Compensation Deferral Plan

giving and granting unto each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that each such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

         This Power of Attorney shall not apply to any registration statement or amendment filed after December 31, 1998.

         IN WITNESS WHEREOF, this Power of Attorney has been signed at Cleveland, Ohio, this 11th day of December, 1996.



 /s/ Stephen R. Hardis                          /s/ Alexander M. Cutler
-------------------------------                 -------------------------------
Stephen R. Hardis, Chairman and                 Alexander M. Cutler, President
Chief Executive Officer;                        and Chief Operating Officer;
Principal Executive Officer; Director           Director



 /s/ Adrian T. Dillon                           /s/ Ronald L. Leach
-------------------------------                 -------------------------------
Adrian T. Dillon, Vice President--              Ronald L. Leach,
Chief Financial and Planning Officer;           Vice President--Accounting;
Principal Financial Officer                     Principal Accounting Officer



 /s/ Phyllis B. Davis                           /s/ Ernie Green
-------------------------------                 -------------------------------
Phyllis B. Davis, Director                      Ernie Green, Director



 /s/ Charles E. Hugel                           /s/ John R. Miller
-------------------------------                 -------------------------------
Charles E. Hugel, Director                      John R. Miller, Director


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 /s/ A. Williams Reynolds                       /s/ Victor A. Pelson
-------------------------------                 -------------------------------
A. William Reynolds, Director                   Victor A. Pelson, Director



 /s/ Gary L. Tooker
-------------------------------
Gary L. Tooker, Director



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